Tortoise Gas and Oil Corp.

Yield

Growth

Quality

2007 3rd Quarter Report

August 31, 2007

...Steady Wins™

Company at a Glance
Tortoise Gas and Oil Corp. invests in privately-held companies and publicly-traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Our investment objective is to seek a high level of total return through capital appreciation and current income. We invest in equity securities of companies that we expect to pay us current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisition funding.
Our Targeted Portfolio
Upstream investments that:
•     produce energy resources, including crude oil, natural gas, and coal from proved reserves.
•     have mature, developed, long-lived assets, with multi-year hedging strategies.
•     have and intend to successfully replace depleted reserves to offset natural production declines.
•     either maintain or grow cash distribution levels.
Midstream investments that:
•     transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
•     either maintain or grow cash distribution levels.
A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs
Tortoise Gas and Oil seeks to provide its stockholders with an efficient alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.
Additional features of Tortoise Gas and Oil include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•     The ability to access investment grade credit markets to enhance the dividend rate; and
•     Access to direct placements and other investments not available through the public markets.

October 31, 2007
Dear Fellow Stockholders,
Thank you for your investment in Tortoise Gas and Oil Corp. Our goal is to provide our stockholders with a high level of total return through capital appreciation and current income. We invest in equity securities of companies that we expect to pay us current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisition funding. We invest in a portfolio of privately held companies and publicly traded MLPs and their affiliates in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. Since our inception in July of this year, we have made or committed to make investments totaling $76.8 million in ten portfolio companies
The financial statements included in this third quarter report reflects the brief period from our commencement of operations on July 19, 2007 through Aug. 31, 2007. We are pleased to inform you that we have invested, or have entered into agreements to invest, nearly all of the the net proceeds of our July 2007 private placement offering.
On Nov. 12, 2007, we expect to declare our first dividend for the fiscal quarter ended Nov. 30, 2007. This initial dividend will reflect only partial progress made towards our goal of full investment, and should not be viewed as indicative of an annualized dividend. Dividends paid to our stockholders prior to full investment may exceed distributable cash flow for the period.
Market Review
Since the commencement of operations through Oct. 29, the broad MLP market as well as gas and oil production MLPs suffered poor returns; the Wachovia Exploration and Production Total Return Index, declined -11.9 percent over the period.
Despite these challenges, the transition of long-lived oil and gas reserves into the MLP sector continued, with two additional IPOs raising approximately $289 million and two direct placements raising $556 million since July. The market cap of the eight publicly traded gas and oil MLPs is approximately $10 billion as of Oct. 25, 2007.
In addition, the IPO backlog continues to build as five companies have filed registration statements to issue more than $2.2 billion of equity. We expect continued transfer of long- lived oil and gas reserves into the MLP sector through asset sales which are financed by the development of private MLPs, direct placement of public securities, and initial public offerings.
Private Placement and Investment Activity
Our issuance of 5,524,256 common shares at $15.00 per share in our private placement in July 2007 resulted in gross proceeds of approximately $82.9 million, netting approximately $77.0 million after placement agent fees and offering expenses. As of Oct. 15, we had invested or entered into agreements to invest a total of $76.8 million, nearly all of our initial net proceeds. This is well in advance of our expressed six to nine month investment goal. The following table summarizes these investments.
2007 3rd Quarter Report     1

Portfolio Company	Focus	Principal business	Equity Investment (in thousands)	Primary Purchase Type	Expected Yield to Cost(1)
Encore Energy Partners LP	Upstream	Oil and natural gas exploitation and development in the Elk and Permian basins	$5,250	IPO	6.7%
EV Energy Partners, LP	Upstream	Oil and natural gas exploitation and development in the Appalachian, East/Central Texas, Louisiana, Michigan and Mid-Continent areas	$2,821	Open Market	5.8%
Legacy Reserves LP	Upstream	Oil and natural gas exploitation and development in the Permian basin	$7,203	Open Market	7.4%
Linn Energy, LLC	Upstream	Oil and natural gas exploitation and development in the Anadarko, Appalachian and Los Angeles basins	$18,933	Private Transaction	8.0%
Other Public MLPs(2)	Midstream		$9,269	Open Market	6.9%
Total Funded Investments			$43,476
Company A(3)	Upstream	Oil and natural gas exploitation and development in multiple basins	$20,000	Direct Placement	6.6%
Company B(3)	Midstream	Natural gas gathering and processing	$4,000	Direct Placement	5.3%
Company C(4)	Midstream	Natural gas gathering	$9,300	Private Company Investment	8.5%
Total Committed Investments			$33,000
Total Funded and Committed Investments			$76,776		7.2%
(1)   The expected yield to cost has been calculated by annualizing the most recent or anticipated recurring distribution and dividing by the amount invested in the underlying security. Actual distributions to us are based on each company’s available cash flow. Distributions may be above or below the expected yield to cost and are subject to change.
(2)   It is anticipated that these investments will be liquidated to make additional investments in accordance with our investment objective as opportunities arise.
(3)   Direct placement equity investment currently expected to close in our fourth quarter of 2007.
(4)   Private company investment currently expected to close in our fourth quarter of 2007.
As of the date of this letter, we have funded and committed to fund approximately 62 percent of our portfolio in public companies and 38 percent in private companies with approximately 71 percent in the upstream segment and 29 percent in the midstream segment.
2     Tortoise Gas and Oil Corp.

Funding Status
Having fully invested the proceeds of our private placement, we established a line of credit for $25 million in order to continue investing. On Oct. 17, we filed a registration statement for a public offering of our common stock. The primary purpose of the filing is to register new shares to be sold to the public, in order to continue to fund investment opportunities. You may also elect to include your stock in the registration statement, or wait for a resale registration statement to be filed after the IPO. You will receive a separate communication outlining your options. The registration statement filing may be accessed at www.sec.gov/Archives/edgar/data/1406906/000095013707015659/c19187nv2.htm.
Establishing Operations
Since completion of our private placement we have focused on executing our business plan, including the expansion of our investment team. During the quarter, we have added three investment professionals to our team. We are pleased to announce that David Henriksen, Jeffrey Fulmer and Lisa Marquard have joined our adviser, Tortoise Capital Advisors, L.L.C., to focus on the activities of this company. Dave Henriksen, a professional with 29 years of experience, was most recently a strategic planning and investor relations executive with Great Plains Energy and previously worked at Koch Industries and CGF Industries. Jeff Fulmer is a petroleum and geological engineer having served in several executive and management positions and having 24 years experience with the U.S. Department of Defense, Redland Energy, Equitable Production, Statoil Energy, ARCO and Tenneco. Lisa Marquard worked for five years in the Investment Banking Group at Stifel, Nicolaus & Co. Dave, Jeff and Lisa will focus on identifying business development opportunities and conducting due diligence processes critical to our investment selections.
Our adviser has approximately $2.8 billion of assets under management. We believe our advisors’ MLP expertise, and relationship network provides us with a competitive advantage over similar investment options.
In Conclusion
We believe we are off to a solid start and are well-positioned to move forward on our investment thesis. We will strive to make quality investments that allow us to maximize our return profile with acceptable risk. We look forward to serving you.
Tortoise Capital Advisors, L.L.C.
2007 3rd Quarter Report     3

Schedule Of Investments  (Unaudited)
	August 31, 2007
	Shares	Value
Master Limited Partnerships — 27.3%(1)
Oil and Gas Production — 15.3%(1)
EV Energy Partners, L.P.	82,212	$3,017,180
Legacy Reserves, LP	317,997	7,380,710
Linn Energy, LLC	43,517	1,509,170
		11,907,060
Midstream Energy Infrastructure — 12.0%(1)
MarkWest Energy Partners, L.P.	81,470	2,597,264
ONEOK Partners, L.P.	23,400	1,497,366
TC PipeLines, LP	141,250	5,248,850
		9,343,480
Total Master Limited Partnerships (Cost $20,758,574)		21,250,540
Short-Term Investments — 73.6%(1)	Principal Amount
Commercial Paper — 64.6%(1)
Abbey National, 5.00%, 09/04/2007	$5,000,000	4,997,917
American Express, 5.00%, 09/04/2007	4,000,000	3,998,333
GE Capital, 5.00%, 09/04/2007	9,000,000	8,996,250
Prudential Funding, 5.00%, 09/07/2007	4,000,000	3,996,666
Toyota Motor, 5.15%, 09/07/2007	11,000,000	10,990,558
US Bancorp, 5.00%, 09/04/2007	17,300,000	17,292,792
		50,272,516
	Shares
Investment Companies — 9.0%(1)
AIM Short-Term Treasury Fund — Institutional Class, 4.68%(2)	3,339,503	3,339,503
First American Government Obligations Fund — Class Y, 4.56%(2)	3,656,570	3,656,570
		6,996,073
Total Short-Term Investments (Cost $57,268,589)		57,268,589
Total Investments — 100.9%(1)
(Cost $78,027,163)		78,519,129
Liabilities in Excess of Cash and Other Assets — (0.9%)(1)		(676,453)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$77,842,676
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Rate indicated is the current yield as of August 31, 2007.
See Accompanying Notes to the Financial Statements.
4     Tortoise Gas and Oil Corp.

Statement of Assets & Liabilities (Unaudited)
August 31, 2007
Assets
Investments at value (cost $78,027,163)	$78,519,129
Cash	9,611
Interest and dividend receivable	42,004
Prepaid expenses	20,179
Total assets	78,590,923
Liabilities
Payable to Adviser	90,997
Payable for offering costs	329,952
Accrued expenses and other liabilities	57,981
Current tax liability	101,191
Deferred tax liability	168,126
Total liabilities	748,247
Net assets applicable to common stockholders	$77,842,676
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 5,550,571 shares issued and
outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	77,391,214
Accumulated net investment income, net of income tax expense	140,892
Net unrealized gain on investments, net of deferred tax expense	305,019
Net assets applicable to common stockholders	$77,842,676
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$14.02
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     5

Statement of Operations (Unaudited)
Period from July 19, 2007(1) through August 31, 2007
Investment Income
Distributions received from master limited partnerships	$52,770
Less return of capital on distributions	(47,076)
Net distributions from master limited partnerships	5,694
Interest	374,458
Dividends from money market mutual funds	54,551
Total Investment Income	434,703
Expenses
Advisory fees	90,997
Organizational expenses	29,610
Professional fees	29,534
Reports to stockholders	8,438
Directors’ fees	7,836
Administrator fees	5,460
Fund accounting fees	3,415
Registration fees	3,014
Stock transfer agent fees	1,480
Custodian fees and expenses	723
Other expenses	4,701
Total Expenses	185,208
Net Investment Income before Income Taxes	249,495
Current tax expense	(101,191)
Deferred tax benefit	18,821
Income tax expense, net	(82,370)
Net Investment Income	167,125
Unrealized Gain on Investments
Net unrealized appreciation of investments	491,966
Deferred tax expense	(186,947)
Net unrealized appreciation of investments	305,019
Net Unrealized Gain on Investments	305,019
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$472,144
(1)   Commencement of Operations.
See Accompanying Notes to the Financial Statements.
6     Tortoise Gas and Oil Corp.

Statement of Changes in Net Assets (Unaudited)
Period from July 19, 2007(1) through August 31, 2007
Operations
Net investment income	$167,125
Net unrealized appreciation of investments	305,019
Net increase in net assets applicable to common
stockholders resulting from operations	472,144
Capital Share Transactions
Proceeds from initial private offering of 5,524,256 common shares	82,863,840
Underwriting discounts and offering expenses associated
with the issuance of common shares	(5,836,150)
Net increase in net assets, applicable to common
stockholders, from capital share transactions	77,027,690
Total increase in net assets applicable to common stockholders	77,499,834
Net Assets
Beginning of period	342,842
End of period	$77,842,676
Accumulated net investment income, net of income tax expense,
at the end of period	$140,892
(1)   Commencement of Operations.
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     7

Statement of Cash Flows (Unaudited)
Period from July 19, 2007(1) through August 31, 2007
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$52,770
Interest and dividend income received	369,974
Purchases of long-term investments	(20,805,650)
Purchases of short-term investments, net	(57,233,482)
Operating expenses paid	(82,643)
Net cash used in operating activities	(77,699,031)
Cash Flows From Financing Activities
Issuance of common stock	82,863,840
Common stock issuance costs	(5,506,198)
Net cash provided by financing activities	77,357,642
Net decrease in cash	(341,389)
Cash — beginning of period	351,000
Cash — end of period	$9,611
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$472,144
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(20,805,650)
Return of capital on distributions received	47,076
Purchases of short-term investments, net	(57,233,482)
Deferred income tax expense	168,126
Net unrealized appreciation of investments	(491,966)
Accretion of discount on investments	(17,032)
Changes in operating assets and liabilities:
Increase in interest, dividend and distribution receivable	(42,004)
Increase in prepaid expenses	(20,179)
Increase in current tax liability	101,191
Increase in payable to Adviser	90,997
Increase in accrued expenses and other liabilities	31,748
Total adjustments	(78,171,175)
Net cash used in operating activities	$(77,699,031)
(1)   Commencement of Operations.
See Accompanying Notes to the Financial Statements.
8     Tortoise Gas and Oil Corp.

Financial Highlights  (Unaudited)
Period from July 19, 2007(1) through August 31, 2007
Per Common Share Data(2)
Initial offering price	$15.00
Underwriting discounts and offering costs on initial offering	(1.05)
Income from Investment Operations:
Net investment income	0.04
Net unrealized gain on investments	0.03
Total increase from investment operations	0.07
Net Asset Value, end of period	$14.02
Total Investment Return(3)	(6.53)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$77,843
Ratio of expenses (including current and deferred income tax expense)
to average net assets(4)(5)	4.88%
Ratio of expenses (excluding current and deferred income tax expense)
to average net assets(4)(6)	1.99%
Ratio of net investment income (including current and deferred income tax expense)
to average net assets(4)(5)	(0.21)%
Ratio of net investment income (excluding current and deferred income tax expense)
to average net assets(4)(6)	2.68%
Portfolio turnover rate(4)	0.00%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   Not annualized. Total investment return is calculated assuming the purchase of common stock at the initial offering price and a sale at net asset value per share, end of period.
(4)   Annualized.
(5)   The Company accrued $269,317 for current and deferred income tax expense, net.
(6)   The ratio excludes the impact of current and deferred income taxes.
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     9

Notes to Financial Statements  (Unaudited)
August 31, 2007
1. Organization
Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded master limited partnerships (“MLPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007.
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company intends to invest in illiquid securities including securities of privately-held companies. The investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles. The Board of Directors is ultimately and solely responsible for determining the fair value of the investments in good faith.
For equity and equity-related securities that are listed on a securities exchange, the Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and asked price on such day.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
10     Tortoise Gas and Oil Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
C. Interest and Fee Income
Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest, the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties. Commitment and facility fees generally are recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally are recognized as income when services are rendered. For the period ended August 31, 2007, the Company received no fee income.
D. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
E. Dividends and Distributions to Stockholders
The amount of any quarterly dividends will be determined by the Company’s Board of Directors. Dividends to stockholders are recorded on the ex-dividend date. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes.
F. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent, however the company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
2007 3rd Quarter Report     11

Notes to Financial Statements  (Unaudited)
(Continued)
G. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Organizational expenses in the amount of $26,233 were expensed prior to the commencement of operations and $29,610 were expensed in the period from July 19, 2007 (commencement of operations) through August 31, 2007. Offering costs (excluding placement agents’ fees) of $450,000 were charged to additional paid-in capital at the completion of the Company’s initial private offering.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than- not” of being sustained by the applicable tax authority. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
12     Tortoise Gas and Oil Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to provide stockholders with a high level of total return through capital appreciation and current income. Under normal circumstances, the Company anticipates investing at least 80 percent of total assets (including assets obtained through anticipated leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas, and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources, or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a management fee consisting of the sum of a non-exchange tradable fee and an other investments fee. Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, deferred management fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).
Non-Exchange Tradable Investments are those investments, held during any portion of the previous calendar quarter:
(a)   that are not listed on an established stock exchange or an electronic equities securities market; or
(b)   as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market; or
(c)   that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.
The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Non-Exchange Tradable Investments and the denominator of which is total investments; and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is total investments; and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).
2007 3rd Quarter Report     13

Notes to Financial Statements  (Unaudited)
(Continued)
The management fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Management fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the management fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid management fees without regard to the limitation on payment. As of August 31, 2007, no amounts have been deferred under the agreements.
In addition, the amounts paid to the Adviser for each of the first eight calendar quarter after commencement of operations (July 19, 2007) shall be calculated as though the Standard Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized management fee of 1 percent). Any amounts that exceed the annualized management fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of August 31, 2007, no amounts have been deferred under the agreements. The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.
The Company has engaged U.S. Bancorp Fund Services, L.L.C. to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets. Computershare Trust Company, N.A. serves as the Company’s transfer agent and agent for the automatic dividend reinvestment plan. Its affiliate, Computershare Inc., serves as the Company’s dividend disbursing agent.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2007, are as follows:
Deferred tax asset:
Organization costs	$20,984
Deferred tax liabilities:
Net unrealized gains on investment securities	186,947
Basis reduction of investment in MLPs	2,163
189,110
Total net deferred tax liability	$168,126
14     Tortoise Gas and Oil Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
For the period from July 19, 2007 (commencement of operations) to August 31, 2007, the components of income tax expense include current federal and state taxes (net of federal benefit) of $90,539 and $10,652, respectively, and deferred federal and state income taxes (net of federal tax benefit) of $150,428 and $17,698, respectively.
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and unrealized gains (losses) on investments before taxes for the period from July 19, 2007 (commencement of operations) to August 31, 2007, as follows:
Application of statutory income tax rate	$252,097
State income taxes, net of federal tax benefit	29,658
Municipal bond interest income and other	(2,207)
Change in deferred tax valuation allowance	(10,231)
Total	$269,317
The valuation allowance previously recorded was reversed during the current period ended August 31, 2007, because the Company believes it is more likely than not that there is an ability to utilize the deferred tax asset.
As of August 31, 2007, the aggregate cost of securities for federal income tax purposes was $78,021,469. At August 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $691,374, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $193,714 and the net unrealized appreciation was $497,660.
6. Investment Transactions
For the period from July 19, 2007 (commencement of operations) to August 31, 2007, the Company purchased (at cost) and sold (proceeds) securities in the amount of $20,805,650 and $0 (excluding short-term securities), respectively.
7. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at August 31, 2007. Transactions in common shares were as follows:
Shares at July 19, 2007	26,315
Shares sold through initial private offering	5,524,256
Shares at August 31, 2007	5,550,571
8. Subsequent Event
On October 17, 2007, the Company filed a registration statement for its initial public offering with the Securities and Exchange Commission.
2007 3rd Quarter Report     15

Additional Information  (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended August 31, 2007, the aggregate compensation paid by the Company to the independent directors was $6,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.
The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing (for the period ending June 30, 2008), it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Certifications
The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
16     Tortoise Gas and Oil Corp.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
 H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Gas and Oil Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT AGENT
Computershare Trust Company, N.A.
c/o Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 8/31/07 ($ in millions)
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,333
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$935
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$191
Tortoise Capital Resources	TTO Dec. 2005 (Feb. 2007 – IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Publicly-Traded Securities	$155

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Gas and Oil Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com